United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2024

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control Agreements

On July 23, 2024, the Board of Directors (the “Board”) of Limoneira Company, a Delaware corporation (the “Company”) approved a form of change in control agreement (the “Change in Control Agreements”) to be entered into with each of the Company’s executive officers who were identified as “Named Executive Officers” (the “NEOs”) in the Company’s proxy statement filed with the Securities and Exchange Commission on February 12, 2024, as well as certain other members of management who are not NEOs (the “Management”).

Thereafter, on July 24, 2024, the Company entered into the Change in Control Agreements with its NEOs (Harold Edwards, Chief Executive Officer and Mark Palamountain, Executive Vice President, Chief Financial Officer and Treasurer). Each of the Change in Control Agreements for NEOs provides that if the NEO is terminated without cause or resigns for good reason during the period (a) commencing upon the earlier of (i) the execution by the Company of a definitive agreement, the consummation of which would constitute a change in control of the Company or (ii) ninety (90) days prior to a change in control of the Company, and (b) ending twelve (12) months after a change in control of the Company, and subject to the NEO’s execution of a release in favor of the Company, the NEO will receive: (x) a payment equal to 200% of the NEO’s base salary at the time of the change in control of the Company, to be paid in a single cash payment, and (y) COBRA continuation coverage for up to twenty-four (24) months following the separation.

Upon a termination without cause or a resignation for good reason in connection with a change in control of the Company, the Change in Control Agreements provide that certain members of Management will receive: (a) a payment equal to 100% of such employee’s base salary at the time of the Change in Control, and (b) COBRA continuation coverage for up to twelve (12) months following the separation.

The foregoing description of the Change in Control agreements is qualified in its entirety by reference to the form of Change in Control Agreement, which is included herewith as Exhibit 10.1, and is incorporated into this Item 5.02 by reference.

Item 9.01      Financial Statements and Exhibits

10.1	Form of Change in Control Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2024	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Executive Vice President, Chief Financial Officer, and Treasurer